UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2021

IsoPlexis Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40894	46-2179799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 NE Industrial Rd
Branford, CT 06405
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 208-4111
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2021, IsoPlexis Corporation (the “Company”) entered into a Second Amendment to Credit Agreement and Guaranty (the “Second Amendment”), by and among the Company, the Lenders party thereto (the “Lenders”) and Perceptive Credit Holdings III, LP, as a lender and as administrative agent for the Lenders.

The Second Amendment amends the Credit Agreement and Guaranty, dated as of December 30, 2020 (as amended by the First Amendment to Credit Agreement and Guaranty dated as of May 27, 2021, the “Existing Credit Agreement”) to (i) remove the minimum total revenue covenant contained in the Existing Credit Agreement for the twelve month periods ending September 30, 2021 and December 31, 2021 and (ii) reset the minimum total revenue covenants for the twelve month periods ending March 31, 2022 through the maturity date as follows:  March 31, 2022 - $16,797,000; June 30, 2022 - $18,256,000; September 30, 2022 - $21,722,000; December 31, 2022 - $26,545,000; March 31, 2023 - $30,179,000; June 30, 2023 - $35,221,000; September 30, 2023 - $40,649,000; December 31, 2023 - $46,660,000;  March 31, 2024 - $51,615,000; June 30, 2024 - $57,102,000; September 30, 2024 - $63,486,000; December 31, 2024 - $71,575,000; March 31, 2025 - $85,526,000; June 30, 2025 - $92,295,000; September 30, 2025 - $99,058,000; December 31, 2025 - $106,016,000.

The description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment which is filed as Exhibit 10.1 to this Report.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Second Amendment to Credit Agreement and Guaranty, dated October 29, 2021, by and among IsoPlexis Corporation, the Lenders party thereto and Perceptive Credit Holdings III, LP, as a lender and administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOPLEXIS CORPORATION

Date: November 1, 2021
	By:	/s/ John Strahley
		Name:	John Strahley
		Title:	Chief Financial Officer